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                                                                   EXHIBIT 10.10



                               1-800-FLOWERS, INC.


                             1997 STOCK OPTION PLAN


1. Purpose


            The purpose of this plan (the "Plan") is to secure for

1-800-FLOWERS, INC. (the "Company") and its stockholders the benefits arising from capital stock ownership by employees, officers, directors and consultants of the Company and its subsidiary corporations who are expected to contribute to the Company's future growth and success. Those provisions of the Plan which make express reference to Section 422 of the Internal Revenue Code of 1986, as

amended or replaced from time to time (the "Code"), shall apply only to

Incentive Stock Options (as that term is defined in the Plan).



2. Type of Options and Administration



            (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors (the "Board") of the Company (or

a committee designated by the Board) and may be either incentive stock options

("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of

Section 422 of the Code.



            (b) Administration. The Plan will be administered by the Board or by a committee consisting of two or more directors (the "Committee") appointed by the Board of the Company in each case whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board or

Committee may in its sole discretion grant options to purchase shares of the

Company's Class B Common Stock, $0.01 par value per share ("Common Stock"), and issue shares upon exercise of such options as provided in the Plan. The Board or

Committee shall have authority, subject to the express provisions of the Plan,

to construe the respective option agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective option agreements, which need not be identical;

and to make all other determinations in the judgment of the Board or Committee necessary or desirable for the administration of the Plan. The Board or

Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.

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3. Eligibility



            Options may be granted to persons who are, at the time of grant,

employees, officers, directors or consultants of the Company or any subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Code, provided,

that Incentive Stock Options may only be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Code). A person who has been granted an option may, if he or she is otherwise eligible,

be granted additional options if the Board or Committee shall so determine.



4. Stock Subject to Plan



            The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 598,544. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.



5. Forms of Option Agreements



            As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board or the Committee.

Such option agreements may differ among recipients.



6. Purchase Price



            (a) General. The purchase price per share of stock issuable upon the exercise of an option shall be determined by the Board or the Committee at the time of grant of such option, provided, however, that in the case of an

Incentive Stock Option, the exercise price shall not be less than 100% of the

Fair Market Value (as hereinafter defined) of such stock at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b). "Fair Market Value" of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange (including The Nasdaq SmallCap Market or The Nasdaq National Market) on

which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair

Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded.

If the shares are not publicly traded either on a





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principal securities exchange or in the over-the counter market, Fair Market

Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board. In no case shall

Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.



            (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or by any other means which the Board or the Committee determines are consistent with the purposes of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and

Regulation T promulgated by the Federal Reserve Board).



7. Exercise Option Period



            Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board or the Committee and set forth in the applicable option agreement, provided,

that such date shall not be later than ten (10) years after the date on which the option is granted.



8. Exercise of Options



            Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the

Board may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.



9. Nontransferability of Options



            No option granted under this Plan shall be assignable or otherwise transferable by the optionee, except by will or by the laws of descent and distribution. An option may be exercised during the lifetime of the optionee only by the optionee. In the event an optionee dies during his employment with the Company or any of its subsidiaries, his option shall thereafter be exercisable within the period prescribed in Section 10 hereof, by his executors or administrators to the full extent to which such option was exercisable by the optionee at the time of his death during the period set forth in Section 10.





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10. Effect of Termination of Employment or Other Relationship



            Except as otherwise determined by the Board or Committee at the date of grant of an option, and subject to the provisions of the Plan, an optionee may exercise an option at any time within one (1) year (or within such lesser period as may be specified in the applicable option agreement) following termination of the optionee's employment or other relationship with the Company if such termination was due to the death or permanent or total disability

(within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) of the optionee but in no event later than the expiration date of the option. If the termination of the optionee's employment is for any other reason

(other than upon Retirement) the option shall expire immediately upon such termination. If the optionee's employment with the Company and its Subsidiaries terminates as a result of the optionee's Retirement, the option shall expire within three (3) months from the date of termination due to such Retirement. For all purposes of the Plan and any option granted hereunder, (i) "employment"

shall be defined in accordance with the provisions of Section 1.421-7(h) of the

Income Tax Regulations (or any successor regulations); and (ii) "Retirement"

shall mean no longer being occupied in one's business or profession and terminating active employment with the Company and its Subsidiaries after reaching the age of 65.



11. Incentive Stock Options



            Options granted under the Plan which are intended to be Incentive

Stock Options shall be subject to the following additional terms and conditions:



            (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.



            (b) 10% Shareholder. If any employee to whom an Incentive Stock

Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:



            (i) the purchase price per share of the Common Stock subject to such

      Incentive Stock Option shall not be less than 110% of the Fair Market

      Value of one share of Common Stock at the time of grant; and



            (ii) the option exercise period shall not exceed five (5) years from the date of grant.



            (c) Dollar Limitation. For so long as the Code shall so provide,

options granted





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to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.



12. Additional Provisions



            (a) Additional Option Provisions. The Board or the Committee may, in

its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation, restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses or to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board or the Committee, provided, that such additional provisions shall not be inconsistent with any other term or condition of the

Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.



            (b) Acceleration, Extension, Etc. The Board or the Committee may, in

its sole discretion (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised, or (ii)

extend the dates during which all, or any particular, option or options granted under the Plan may be exercised, provided, however that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 (if applicable to such option).



13. General Restrictions



            (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option or award,

to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option or award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock, including any "lock-up" or other restriction on transferability.



            (b) Compliance With Securities Law. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or award upon any securities exchange or automated quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction





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of any other condition, is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option or award may not be exercised, in whole or in part, unless such listing, registration,

qualification, consent or approval or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board or the

Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.



14. Rights as a Stockholder



            The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any right to vote or to receive dividends or non-cash distributions with respect to such shares) until the effective date of exercise of such option and then only to the extent of the shares of Common Stock so purchased. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of exercise.



15. Adjustment Provisions for Recapitalizations,

    Reorganizations and Related Transactions



            (a) Recapitalizations and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split,

reverse stock split or other similar transaction (i) the outstanding shares of

Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under or otherwise referred to in the Plan, (y) the number and kind of shares or other securities subject to any then-outstanding options under the Plan, and (z) the price for each share subject to any then-outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment (A) would cause the Plan to fail to comply with Section 422 of the

Code or with Rule 16b-3 (if applicable to such option), or (B) would be considered as the adoption of a new plan requiring stockholder approval.



            (b) Board Authority to Make Adjustments. Any adjustments under this

Section 15 will be made by the Board or the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final,

binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.





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16. Merger, Consolidation, Asset Sale, Liquidation, Etc.



            (c) General. In the event of any sale, merger, transfer or acquisition of the Company or substantially all of the assets of the Company in which the Company is not the surviving corporation, provided that after the merger, transfer or acquisition the Company shall have requested the acquiring or succeeding corporation (or an affiliate thereof) that equivalent options shall be substituted and such successor corporation shall have refused or failed to assume all options outstanding under the Plan or issue substantially equivalent options, then any or all outstanding options under the Plan shall accelerate and become exercisable in full immediately prior to such event. The

Board or Committee will notify holders of options under the Plan that any such options shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the options will terminate upon expiration of such notice.



            (d) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The

Company may direct that substitute options be granted on such terms and conditions as the Board considers appropriate in the circumstances.



17. No Special Employment Rights



            Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.



18. Other Employee Benefits



            Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the

Board.



19. Amendment, Modification or Termination of the Plan



            (a) The Board may at any time modify, amend or terminate the Plan,

provided, however, that if at any time the approval of the stockholders of the

Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or





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under Rule 16b-3, the Board may not effect such modification or amendment without such approval.



            (b) The modification, amendment or termination of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board or the Committee may amend or modify outstanding option agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.



20. Withholding



            (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option, or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a Fair

Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any forfeiture,

unfulfilled vesting or other similar requirements.



            (b) The acceptance of shares of Common Stock upon exercise of an

Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such shares are disposed of by the optionee within one (1) year from the date the shares were issued to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and

(ii), the optionee is in the employ of the Company or any Subsidiary at the time of such disposition.





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21. Cancellation and New Grant of Options, Etc.



            The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees (i)

the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options, or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.



22. Effective Date and Duration of the Plan



            (a) Effective Date. The Plan shall become effective when adopted by the Board, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12)

months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no

Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board and amendments requiring stockholder approval (as provided in Section 19) shall become effective when adopted by the Board, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such

Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee.

Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.



            (b) Termination. Unless sooner terminated by the Board, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board. After termination of the

Plan, no further options may be granted under the Plan; provided however, that such termination will not affect any options granted prior to termination of the

Plan.



23. Governing Law



            The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.





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                       AMENDMENT TO 1997 STOCK OPTION PLAN


                                       OF


                               1-800 Flowers, Inc.


                  Amended, dated as of July 1, 1998, to the 1997 Stock Option Plan (the "Plan") of 1-800 Flowers, Inc., a Delaware corporation, (the "Company").

        The Board of Directors of the Company desire to amend the 1997 Stock Option Plan as follows:

        1. Section 11(c) of the Plan is hereby amended and restated in its entirety to read as follows:

        "(c) DOLLAR LIMITATION. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000 (the "$100,000 Limitation"). In the event the $100,000 Limitation is exceeded as a result of an acceleration of vesting or otherwise, the Option shall be deemed to be two options. The first Option shall be for the maximum number of shares subject to the Option that can comply with the $100,000 Limitation without causing the Option to be unexercisable as to vested shares. The second Option, which shall not be treated as an Incentive Stock Option, shall be for the balance of the shares subject to the Option and shall be exercised on the same terms and at the same time as set forth in the applicable option agreement. Unless the optionee specifically elects to the contrary in his or her written notice of exercise, the first option shall be deemed to be exercised first to the maximum possible extent and then the second option shall be deemed to be exercised."

        2. All capitalized terms used herein which are not otherwise defined herein shall have the meanings given to such terms in the Plan.

        3. This Amendment shall not constitute a waiver to or modification of any other provision, term or condition of the Plan.